EXHIBIT 99.2  Supplemental Data Schedules

------------------------------------------------------------------------------------------------------------------------
COMMUNITY STATISTICS  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility

                                                                  As of March 31, 2005
                                       ---------------------------------------------------------------------------------
                                                                         Percent to                           Average
                                                           Gross          Total of         Physical            Rental
                                              Units     Real Assets     Gross Assets       Occupancy            Rate
                                       --------------  --------------  ---------------  ----------------  --------------
Atlanta                                       3,157     $   202,676            10.1%           92.9%         $   761.64
Dallas                                        3,616     $   201,997            10.1%           91.3%         $   745.82
Houston                                       1,584     $    81,151             4.0%           94.6%         $   751.10
Tampa                                         1,120     $    65,072             3.2%           96.8%         $   796.51
South Florida                                   480     $    51,266             2.6%           97.9%         $ 1,038.65
------------------------------------------------------------------------------------------------------------------------
     Large Tier Markets                       9,957     $   602,162            30.0%           93.3%         $   771.49

Austin                                        1,464     $    71,359             3.6%           93.2%         $   687.72
Greenville                                    1,492     $    61,225             3.1%           94.2%         $   539.99
Jacksonville                                  3,347     $   172,812             8.6%           96.1%         $   762.92
Memphis                                       4,837     $   222,580            11.1%           92.6%         $   628.76
Nashville                                     1,855     $   119,144             5.9%           95.2%         $   708.05
All other middle                              2,320     $   102,093             5.1%           92.7%         $   640.82
------------------------------------------------------------------------------------------------------------------------
     Middle Tier Markets                     15,315     $   749,213            37.4%           93.9%         $   666.50

Augusta/Aiken                                   912     $    37,735             1.9%           93.3%         $   608.91
Chattanooga                                     943     $    36,103             1.8%           93.4%         $   571.09
Columbia                                        576     $    29,749             1.5%           94.6%         $   659.24
Columbus                                      1,293     $    61,232             3.1%           89.2%         $   687.95
Huntsville                                      544     $    27,115             1.3%           89.9%         $   627.03
Jackson, TN                                     664     $    31,917             1.6%           95.5%         $   595.10
Jackson, MS                                   1,577     $    67,053             3.3%           94.2%         $   626.27
Lexington                                       924     $    57,983             2.9%           90.3%         $   692.86
Little Rock                                     808     $    37,973             1.9%           94.2%         $   634.30
Macon/Warner Robbins                            904     $    49,399             2.5%           97.0%         $   672.70
Southeast Georgia                               566     $    25,947             1.3%           95.6%         $   625.01
All other small                               3,578     $   190,338             9.5%           94.3%         $   725.95
------------------------------------------------------------------------------------------------------------------------
     Small Tier Markets                      13,289     $   652,544            32.6%           93.5%         $   662.13
------------------------------------------------------------------------------------------------------------------------

Total Portfolio
     (including JV properties)               38,561     $ 2,003,919           100.0%           93.6%         $   692.10
========================================================================================================================


NUMBER OF APARTMENT UNITS

                                             2005                                     2004
                                       ---------------  ----------------------------------------------------------------
                                           March 31       December 31      September 30      June 30           March 31
                                       ---------------  ---------------  ----------------  --------------  -------------
100% Owned Properties                        37,275          36,618           35,766          35,382             35,142
Properties in Joint Ventures                  1,286           1,286            1,570           1,570              1,570
------------------------------------------------------------------------------------------------------------------------
     Total Portfolio                         38,561          37,904           37,336          36,952             36,712
========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
SAME STORE  Dollars in thousands except Average Rental Rate
--------------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility

CURRENT PERIOD ACTUALS
As of March 31, 2005 unless otherwise noted

                                          Three Months Ended                                  Average     Twelve
                                            March 31, 2005           Physical    Economic      Rental      Month
                                   --------------------------------
                          Units     Revenue    Expense       NOI     Occupancy  Occupancy(1)    Rate     Turn Rate
                         -------- ---------- ----------- ---------- ---------- ------------- ---------- ------------------------
Atlanta                   1,652     $ 3,292    $ 1,343     $ 1,949      93.4%       87.2%     $ 698.40      61.3%
Dallas                    2,056     $ 3,482    $ 1,764     $ 1,718      90.8%       78.2%     $ 649.97      56.1%
Houston                   1,310     $ 2,503    $ 1,230     $ 1,273      94.5%       83.4%     $ 729.43      66.8%
Tampa                     1,120     $ 2,614    $ 1,052     $ 1,562      96.8%       91.2%     $ 796.51      52.8%
--------------------------------------------------------------------------------------------------------------------------------
    Large Tier Markets    6,138     $11,891    $ 5,389     $ 6,502      93.4%       84.4%     $ 706.70      59.2%

Austin                    1,254     $ 2,192    $ 1,115     $ 1,077      92.7%       81.2%     $ 636.21      57.3%
Greenville                1,492     $ 2,363    $ 1,033     $ 1,330      94.2%       88.6%     $ 539.99      63.3%
Jacksonville              2,846     $ 6,227    $ 2,116     $ 4,111      96.4%       93.8%     $ 732.47      60.9%
Memphis                   4,405     $ 7,940    $ 3,519     $ 4,421      92.8%       88.8%     $ 640.38      57.5%
Nashville                 1,399     $ 2,879    $ 1,148     $ 1,731      94.3%       91.2%     $ 712.66      59.5%
All other middle          2,320     $ 4,188    $ 1,738     $ 2,450      92.7%       88.4%     $ 640.82      60.3%
--------------------------------------------------------------------------------------------------------------------------------
    Middle Tier Markets  13,716     $25,789    $10,669     $15,120      93.8%       89.5%     $ 655.63      59.5%

Augusta/Aiken               912     $ 1,602    $   634     $   968      93.3%       88.9%     $ 608.91      70.4%
Chattanooga                 943     $ 1,533    $   694     $   839      93.4%       91.1%     $ 571.09      55.6%
Columbia                    576     $ 1,083    $   490     $   593      94.6%       85.9%     $ 659.24      61.6%
Columbus                  1,293     $ 2,535    $ 1,092     $ 1,443      89.2%       91.7%     $ 687.95     110.3%
Huntsville                  544     $   882    $   396     $   486      89.9%       79.7%     $ 627.03      60.3%
Jackson, TN                 664     $ 1,104    $   505     $   599      95.5%       90.0%     $ 595.10      63.9%
Jackson, MS               1,577     $ 2,981    $ 1,081     $ 1,900      94.2%       93.5%     $ 626.27      64.1%
Lexington                   924     $ 1,715    $   612     $ 1,103      90.3%       84.6%     $ 692.86      61.5%
Little Rock                 808     $ 1,505    $   522     $   983      94.2%       90.2%     $ 634.30      60.0%
Macon/Warner Robbins        904     $ 1,854    $   682     $ 1,172      97.0%       96.0%     $ 672.70      61.1%
Southeast Georgia           566     $ 1,024    $   380     $   644      95.6%       93.6%     $ 625.01      67.8%
All other small           3,578     $ 7,644    $ 2,765     $ 4,879      94.3%       92.2%     $ 725.95      64.5%
--------------------------------------------------------------------------------------------------------------------------------
    Small Tier Markets   13,289     $25,462    $ 9,853     $15,609      93.5%       90.7%     $ 662.13      67.8%
--------------------------------------------------------------------------------------------------------------------------------

Total Same Store         33,143     $63,142    $25,911     $37,231      93.6%       89.0%     $ 667.70      62.8%
================================================================================================================================

(1)  Economic  Occupancy  represents  Net  Potential  Rent  less  Delinquencies,
Vacancies and Cash Concessions divided by Net Potential Rent.

PERCENT CHANGE FROM THREE MONTHS ENDED DEC 31, 2004 (PRIOR QUARTER (2) ) AND MAR 31, 2004 (PRIOR YEAR)

                              Revenue              Expense                 NOI           Physical Occupancy  Average Rental Rate
                       -------------------  -------------------  ---------------------  -------------------  -------------------
                          Prior     Prior      Prior     Prior      Prior       Prior      Prior      Prior     Prior     Prior
                        Quarter      Year    Quarter      Year    Quarter        Year    Quarter       Year   Quarter      Year
                       ---------  --------  ---------  --------  ---------  ----------  ---------  --------  ---------  --------
Atlanta                   -0.3%     -0.5%      -0.4%     -2.8%      -0.2%        1.2%      -0.9%       0.2%     -0.2%     -2.8%
Dallas                     3.8%      0.1%      -6.0%     -0.5%      16.2%        0.6%       1.6%      -0.9%      1.4%      6.3%
Houston                    3.6%     -5.1%      -5.7%     -1.4%      14.7%       -8.4%       2.7%       3.4%      0.1%     -0.2%
Tampa                      2.4%      4.4%      -2.4%     -1.3%       6.0%        8.7%       1.2%       2.4%      0.3%      3.4%
--------------------------------------------------------------------------------------------------------------------------------
    Large Tier Markets     2.3%     -0.3%      -3.9%     -1.4%       8.1%        0.7%       1.1%       0.9%      0.5%      1.7%

Austin                     4.3%      0.3%      -3.6%     -1.4%      14.0%        2.2%      -1.1%       1.0%      0.7%      2.3%
Greenville                -0.5%      1.9%       1.9%      0.5%      -2.2%        2.9%      -0.5%       0.2%      0.0%     -1.7%
Jacksonville               1.9%      3.7%       1.3%     -0.5%       2.1%        6.0%       2.3%       2.4%      0.4%      2.4%
Memphis                    2.7%      1.2%      -0.4%      2.1%       5.4%        0.5%      -0.9%       0.2%      0.6%     -1.5%
Nashville                 -0.1%      1.7%       0.9%      1.3%      -0.8%        1.9%      -1.7%       4.2%     -0.1%     -1.2%
All other middle           2.2%      1.3%      13.2%      3.7%      -4.4%       -0.3%      -2.3%      -1.1%      0.1%      1.7%
--------------------------------------------------------------------------------------------------------------------------------
    Middle Tier Markets    1.9%      1.9%       1.9%      1.2%       1.9%        2.3%      -0.6%       0.9%      0.4%      0.3%

Augusta/Aiken              0.6%      0.9%       0.6%      1.8%       0.5%        0.3%      -0.8%       0.4%      0.4%     -1.7%
Chattanooga               -0.3%     -2.5%       1.8%     -3.1%      -2.0%       -2.0%      -0.3%      -0.1%      0.1%      0.5%
Columbia                   6.7%      6.6%      -4.3%      3.8%      17.9%        9.0%       1.9%       0.7%      0.6%     -1.4%
Columbus                  -1.3%     -4.9%       0.5%     14.2%      -2.6%      -15.7%      -4.5%      -6.7%      0.3%      1.9%
Huntsville                 2.0%     -7.5%       0.5%      0.3%       3.2%      -12.9%       4.8%       0.6%      0.0%      0.2%
Jackson, TN                1.5%      0.2%      -4.5%      2.2%       7.2%       -1.5%       1.7%       2.4%      0.2%      3.2%
Jackson, MS                3.2%      1.8%       0.2%      0.2%       5.0%        2.8%      -1.5%      -1.4%      0.8%      1.4%
Lexington                  0.6%     -1.3%      -3.3%     -8.0%       3.0%        2.8%      -1.5%      -4.0%      0.1%      0.4%
Little Rock               -1.2%      0.7%      -0.2%      0.2%      -1.7%        1.0%       1.1%      -2.0%      0.0%      1.3%
Macon/Warner Robbins       3.1%      3.7%      -3.7%      0.3%       7.5%        5.8%       0.0%       0.6%      0.3%      0.8%
Southeast Georgia          2.7%      1.5%      -3.3%      5.6%       6.6%       -0.8%       4.3%       2.0%      0.6%      2.1%
All other small            1.4%      2.5%       0.9%      1.8%       1.6%        2.9%      -0.2%      -0.4%      0.2%      1.5%
--------------------------------------------------------------------------------------------------------------------------------
    Small Tier Markets     1.4%      0.6%      -0.6%      1.8%       2.6%       -0.2%      -0.3%      -1.0%      0.3%      1.0%
--------------------------------------------------------------------------------------------------------------------------------

Total Same Store           1.8%      0.9%      -0.3%      0.9%       3.3%        1.0%      -0.1%       0.1%      0.4%      0.9%
================================================================================================================================

(2) 2004 expenses exclude expenses related to hurricanes.

------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (in thousands)
------------------------------------------------------------------------------------

                                                             March 31,       December 31,
                                                                2005             2004
                                                         ----------------  ---------------
Assets
Gross real estate assets                                    $ 1,890,250       $ 1,836,776
Accumulated depreciation                                       (417,472)         (399,762)
Other real estate assets, net                                    22,884            22,938
------------------------------------------------------------------------------------------
Real estate assets, net                                       1,495,662         1,459,952
Cash and cash equivalents, including restricted cash             12,567            15,174
Other assets                                                     37,784            38,602
Assets held for disposition                                       8,634             8,579
------------------------------------------------------------------------------------------
    Total assets                                            $ 1,554,647       $ 1,522,307
------------------------------------------------------------------------------------------

Liabilities
Notes payable                                               $ 1,116,275       $ 1,083,473
Other liabilities                                                35,915            49,969
Liabilities associated with assets held for disposition             129               164
------------------------------------------------------------------------------------------
    Total liabilities                                         1,152,319         1,133,606
Other financing instruments                                      10,000            10,000
Shareholders' equity and minority interest                      392,328           378,701
------------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity              $ 1,554,647       $ 1,522,307
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
SHARE AND UNIT DATA (in thousands)
------------------------------------------------------------------------------------

                                                              Three months ended
                                                                   March 31,
                                                       -----------------------------
                                                             2005             2004
                                                       --------------   ------------
Weighted average common shares - Basic                     20,928            20,038
Weighted average common shares - Diluted                   21,212            20,365
Weighted average common shares and units - Basic           23,561            22,717
Weighted average common shares and units - Diluted         23,845            23,044
Common shares at March 31 - Basic                          21,331            20,354
Common shares at March 31 - Diluted                        21,599            20,607
Common shares and units at March 31 - Basic                23,964            23,025
Common shares and units at March 31 - Diluted              24,232            23,278

------------------------------------------------------------------------------------
OPERATING RESULTS (Dollars and shares in thousands except per share data)
------------------------------------------------------------------------------------

                                                             Three Months Ended     Trailing
                                                                 March 31, 2005    4 Quarters
                                                           ---------------------  --------------
Net income                                                             $  4,326     $  24,469
(Gain) loss on debt extinguishment                                            4        (1,009)
Net gain on insurance and other settlement proceeds                          (7)       (1,062)
Gain on dispositions of unconsolidated entities                               -        (3,249)
Net (gain) loss on insurance and other settlement proceeds
    of discontinued operations                                               25          (501)
Gain on sale of discontinued operations                                       -        (5,825)
Depreciation                                                             18,049        69,696
Amortization of deferred financing costs                                    460         1,753
Interest expense                                                         13,732        52,249
------------------------------------------------------------------------------------------------
EBITDA                                                                 $ 36,589     $ 136,521
------------------------------------------------------------------------------------------------


                                                      Three Months Ended March 31,
                                                   ---------------------------------
                                                          2005             2004
                                                   ------------------   ------------
EBITDA/Debt Service                                         2.55x             2.50x
EBITDA/Fixed Charges                                        2.58x             2.59x
Total Debt as % of Gross Real Estate Assets                   58%               56%

-----------------------------------------------------------------------------------------------------------------------
DEBT AS OF MARCH 31, 2005
-----------------------------------------------------------------------------------------------------------------------
Dollars in thousands

                                                   Principal      Average Years        Average
                                                     Balance      to Maturity(1)         Rate
                                                  ------------  ------------------  -----------------------------------
Conventional - Fixed Rate or Swapped              $  732,256              5.4             6.1%
Conventional - Fixed Rate - Forward Swapped (2)       50,000              7.1             5.3%
Tax-free - Fixed Rate or Swapped                      87,705             10.2             4.7%
Conventional - Variable Rate                         212,884              5.6             3.7%
Tax-free - Variable Rate                              10,855             15.2             3.0%
Conventional - Variable Rate - Capped (3)             11,720              8.0             3.5%
Tax-free - Variable Rate - Capped (3)                 10,855              8.9             3.0%
-----------------------------------------------------------------------------------------------------------------------
     Total                                        $1,116,275              6.0             5.4%

(1) Maturities on swapped balances are calculated using the life of the underlying variable debt.

(2) As the $50 million forward swap listed above did not go into effect until May 1, 2005, its effective rate of 5.2% is replaced in the table with the rate of its underlying debt to accurately reflect the average interest rate of the Company at March 31, 2005.

(3) As the cap rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

                                                     Balance       Rate
                                                   -----------   --------
                                       2005        $  74,262       5.6%
                                       2006           49,573       6.9%
                                       2007           92,800       5.9%
                                       2008          191,431       6.1%
                                       2009          100,230       6.5%
                                       2010           90,000       5.5%
                                       2011          116,000       5.3%
                                    2012 (1)          75,000       5.3%
                                 Thereafter           80,665       6.2%
-------------------------------------------------------------------------
                                      Total        $ 869,961       5.9%

(1) Includes the impact of a $50 million forward swap which went into effect on May 1, 2005 and has an effective rate of 5.2%.

-----------------------------------------------------------------------------------------------------------------------
OTHER DATA
-----------------------------------------------------------------------------------------------------------------------


                                                    Three Months Ended March 31,
                                                  --------------------------------
                                                        2005             2004
                                                  ---------------  ---------------
PER SHARE DATA
     Dividend declared per common share               $0.585           $0.585

DIVIDEND INFORMATION (latest declaration)

                                                 Payment          Payment          Record
                                                per Share          Date             Date
                                             --------------  ---------------  ----------------
     Common Dividend - quarterly                $ 0.5850        04/29/2005       04/19/2005
     Preferred Series F - monthly               $ 0.1927        05/16/2005       05/01/2005
     Preferred Series H - quarterly             $0.51875        03/23/2005       03/13/2005